                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

                                   (FORM S-3)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Smith Barney Holdings Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint James Dimon, Charles W. Scharf and A. George Saks, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of debt securities of the Company (the "Securities"), and to provide a prospectus that may be used by Smith Barney Inc. in connection with its market-making activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of June, 1997.

                                             /s/       STEVEN D. BLACK

                                             -----------------------------------
                                                       Steven D. Black

                               POWER OF ATTORNEY

                                   (FORM S-3)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Smith Barney Holdings Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint James Dimon, Charles W. Scharf and A. George Saks, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of debt securities of the Company (the "Securities"), and to provide a prospectus that may be used by Smith Barney Inc. in connection with its market-making activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 23rd day of June, 1997.

                                             /s/    JAMES S. BOSHART, III

                                             -----------------------------------
                                                    James S. Boshart, III

                               POWER OF ATTORNEY

                                   (FORM S-3)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Smith Barney Holdings Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint James Dimon, Charles W. Scharf and A. George Saks, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of debt securities of the Company (the "Securities"), and to provide a prospectus that may be used by Smith Barney Inc. in connection with its market-making activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of June, 1997.

                                             /s/        ROBERT A. CASE

                                             -----------------------------------
                                                       Robert A. Case

                               POWER OF ATTORNEY

                                   (FORM S-3)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Smith Barney Holdings Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint James Dimon, Charles W. Scharf and A. George Saks, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of debt securities of the Company (the "Securities"), and to provide a prospectus that may be used by Smith Barney Inc. in connection with its market-making activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of June, 1997.

                                             /s/        ROBERT DRUSKIN

                                             -----------------------------------
                                                       Robert Druskin

                               POWER OF ATTORNEY

                                   (FORM S-3)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Smith Barney Holdings Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint James Dimon, Charles W. Scharf and A. George Saks, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of debt securities of the Company (the "Securities"), and to provide a prospectus that may be used by Smith Barney Inc. in connection with its market-making activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of June, 1997.

                                             /s/      JOAN GUGGENHEIMER

                                             -----------------------------------
                                                      Joan Guggenheimer

                               POWER OF ATTORNEY

                                   (FORM S-3)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Smith Barney Holdings Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint James Dimon, Charles W. Scharf and A. George Saks, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of debt securities of the Company (the "Securities"), and to provide a prospectus that may be used by Smith Barney Inc. in connection with its market-making activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of June, 1997.

                                             /s/       ROBERT H. LESSIN

                                             -----------------------------------
                                                      Robert H. Lessin

                               POWER OF ATTORNEY

                                   (FORM S-3)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Smith Barney Holdings Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint James Dimon, Charles W. Scharf and A. George Saks, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of debt securities of the Company (the "Securities"), and to provide a prospectus that may be used by Smith Barney Inc. in connection with its market-making activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of June, 1997.

                                             /s/        JAY MANDELBAUM

                                             -----------------------------------
                                                       Jay Mandelbaum

                               POWER OF ATTORNEY

                                   (FORM S-3)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Smith Barney Holdings Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint James Dimon, Charles W. Scharf and A. George Saks, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of debt securities of the Company (the "Securities"), and to provide a prospectus that may be used by Smith Barney Inc. in connection with its market-making activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of June, 1997.

                                             /s/     WILLIAM J. MILLS, II

                                             -----------------------------------
                                                    William J. Mills, II

                               POWER OF ATTORNEY

                                   (FORM S-3)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Smith Barney Holdings Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint James Dimon, Charles W. Scharf and A. George Saks, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of debt securities of the Company (the "Securities"), and to provide a prospectus that may be used by Smith Barney Inc. in connection with its market-making activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of June, 1997.

                                             /s/      MICHAEL B. PANITCH

                                             -----------------------------------
                                                     Michael B. Panitch

                                   (FORM S-3)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Smith Barney Holdings Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint James Dimon, Charles W. Scharf and A. George Saks, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of debt securities of the Company (the "Securities"), and to provide a prospectus that may be used by Smith Barney Inc. in connection with its market-making activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of June, 1997.

                                             /s/        A. GEORGE SAKS

                                             -----------------------------------
                                                       A. George Saks

                               POWER OF ATTORNEY

                                   (FORM S-3)

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Smith Barney Holdings Inc., a Delaware corporation (the "Company"), does hereby constitute and appoint James Dimon, Charles W. Scharf and A. George Saks, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration under said Act and the subsequent sale of debt securities of the Company (the "Securities"), and to provide a prospectus that may be used by Smith Barney Inc. in connection with its market-making activities in the Securities, including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director, a Registration Statement on Form S-3, a registration statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of all or any part of the Securities and any and all amendments thereto, including pre-effective and/or post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, said Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities, or to permit such market-making activities, under the securities laws of any of the several States; and the undersigned does hereby ratify all that said attorneys-in-fact or agents, or any of them, shall do or cause to be done by virtue thereof.

     IN WITNESS WHEREOF, the undersigned has signed these presents this 27th day of June, 1997.

                                             /s/        PAUL UNDERWOOD

                                             -----------------------------------
                                                       Paul Underwood